 As filed with the Securities and Exchange Commission on October 19, 1999

                                                 Securities Act File No. 2-58521
                                        Investment Company Act File No. 811-2739
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          Pre-Effective Amendment No.                        [_]
                                                                             [X]
                      Post-Effective Amendment No. 28
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                                                             [X]
                             Amendment No. 25
                        (Check appropriate box or boxes)

                               ----------------

                      MERRILL LYNCH BASIC VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including Area Code: (609) 282-2800

                              TERRY K. GLENN
                      Merrill Lynch Basic Value Fund, Inc.
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                                   Copies to:

        Counsel for the Fund:
          BROWN & WOOD LLP                    Michael J. Hennewinkel, Esq.
       One World Trade Center                MERRILL LYNCH ASSET MANAGEMENT
    New York, New York 10048-0557                    P.O. Box 9011
  Attention: Thomas R. Smith, Jr.,          Princeton, New Jersey 08543-9011
                Esq.

                           Thomas D. Jones, III, Esq.
                             FUND ASSET MANAGEMENT
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                               ----------------

  It is proposed that this filing will become effective (check appropriate box)

    [X] immediately upon filing pursuant to paragraph (b)

    [_] on (date) pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [_] on (date) pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

    [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ----------------

  Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prospectus
                                                            [LOGO] Merrill Lynch


                Merrill Lynch Basic Value Fund, Inc.





                                                                October 19, 1999

                This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents



                                                                           PAGE
[LOGO]
KEY FACTS
-------------------------------------------------------------------------------
The Merrill Lynch Basic Value Fund at a Glance............................... 3
Risk/Return Bar Chart........................................................ 4
Fees and Expenses............................................................ 5

[LOGO]
DETAILS ABOUT THE FUND
-------------------------------------------------------------------------------
How the Fund Invests......................................................... 7
Investment Risks............................................................. 8

[LOGO]
YOUR ACCOUNT
-------------------------------------------------------------------------------
Statement of Additional Information..........................................11
Merrill Lynch Select PricingSM System....................................... 12
How to Buy, Sell, Transfer and Exchange Shares.............................. 17
How Shares are Priced........................................................21
Participation in Merrill Lynch Fee-Based Programs........................... 21
Dividends and Taxes..........................................................22

[LOGO]
MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
Fund Asset Management....................................................... 23
Financial Highlights........................................................ 24

[LOGO]
FOR MORE INFORMATION
-------------------------------------------------------------------------------
Shareholder Reports................................................. Back Cover
Statement of Additional Information................................. Back Cover








                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Common Stock -- shares of ownership of a corporation.

THE MERRILL LYNCH BASIC VALUE FUND AT A GLANCE
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

What are the Fund's main investment strategies?
The Fund invests primarily in stocks that its management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund purchases primarily common stocks of U.S. companies in trying to meet its goals. The Fund may also invest in securities issued by foreign companies.

We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund's investments -- and therefore the value of your Fund shares -- may go up or down. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks. If the value of the Fund's investments goes down, you may lose money.

Who should invest?
The Fund may be an appropriate investment for you if you:

    . Are investing with long-term
      goals, such as retirement or
      funding a child's education

    . Want a professionally managed and
      diversified portfolio

    . Are willing to accept the risk
      that the value of your investment
      may decline in order to seek
      capital appreciation

    . Are not looking for a significant
      amount of current income


                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Key Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                [BAR CHART]


1989     1990     1991    1992     1993   1994   1995    1996    1997    1998
----     ----     ----    ----     ----   ----   ----    ----    ----    ----


16.33%  (13.92%)  25.91%  9.24%   20.93%  0.88%  31.60%  16.58%  28.20% 10.51%

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.87% (quarter ended March 31, 1991) and the lowest return for a quarter was -14.32% (quarter ended September 30, 1990). The Fund's year-to-date return as of June 30, 1999 was 14.39%.

 Average Annual Total
 Returns (for the
 calendar year ended               Past      Past    Past Ten Years/
 December 31, 1998)              One Year Five Years Since Inception
--------------------------------------------------------------------
 Basic Value Fund*  -- Class A     5.80%    16.94%       14.38%
 S&P 500 Index**                  28.58%    24.05%       19.20%
--------------------------------------------------------------------
 Basic Value Fund*  -- Class B     6.51%    17.00%       13.83%
 S&P 500 Index**                  28.58%    24.05%       19.20%
--------------------------------------------------------------------
 Basic Value Fund* -- Class C      9.48%       N/A       19.79%+
 S&P 500 Index**                  28.58%                 28.70%
--------------------------------------------------------------------
 Basic Value Fund*  -- Class D     5.49%       N/A       19.19%+
 S&P 500 Index**                  28.58%                 28.70%
--------------------------------------------------------------------

 * Includes sales charge.

** The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.

 + Inception date is October 21, 1994.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder fees -- these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.

Management Fee -- a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.

Account Maintenance Fees --fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

 Shareholder Fees (fees
 paid directly from your
 investment)(a):              Class A  Class B(b) Class C Class D
------------------------------------------------------------------
  Maximum Sales Charge
  (Load) imposed on
  purchases (as a percentage
  of offering price)          5.25%(c)  None      None    5.25%(c)
------------------------------------------------------------------
  Maximum Deferred Sales
  Charge (Load) (as a
  percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)         None(d)   4.0%(c)   1.0%(c) None(d)
------------------------------------------------------------------
  Maximum Sales Charge
  (Load) imposed on
  Dividend Reinvestments      None      None      None    None
------------------------------------------------------------------
  Redemption Fee              None      None      None    None
------------------------------------------------------------------
  Exchange Fee                None      None      None    None
------------------------------------------------------------------
  Maximum Account Fee         None      None      None    None
------------------------------------------------------------------
 Annual Fund Operating Expenses:
------------------------------------------------------------------
  Management Fee(e)           0.40%     0.40%     0.40%   0.40%
------------------------------------------------------------------
  Distribution and/or
  Account Maintenance (12b-
  1) Fees(f)                  None      1.00%     1.00%   0.25%
------------------------------------------------------------------
  Other Expenses (including
  transfer agency fees)(g)    0.15%     0.17%     0.18%   0.15%
------------------------------------------------------------------
 Total Annual Fund
 Operating Expenses           0.55%     1.57%     1.58%   0.80%
------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

(b) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.

(c) Some investors may qualify for reductions in the sales charge (load).

(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e) The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million; 0.50% of net assets from $100 million to $200 million; and 0.40% of net assets above $200 million. For the fiscal year ended June 30, 1999, the Investment Adviser received a fee equal to 0.40% of the Fund's average daily net assets.

(f) If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 1999, the Fund paid the Transfer Agent fees totaling $17,441,962. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 1999, the Fund reimbursed the Investment Adviser $522,101 for these services.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Key Facts



Examples:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

           1 Year 3 Years 5 Years 10 Years
-------------------------------------------
  Class A   $578   $692    $816    $1,178
-------------------------------------------
  Class B   $560   $696    $855    $1,666*
-------------------------------------------
  Class C   $261   $499    $860    $1,878
-------------------------------------------
  Class D   $602   $767    $946    $1,463
-------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

           1 Year 3 Years 5 Years 10 Years
-------------------------------------------
  Class A   $578   $692    $816    $1,178
-------------------------------------------
  Class B   $160   $496    $855    $1,666*
-------------------------------------------
  Class C   $161   $499    $860    $1,878
-------------------------------------------
  Class D   $602   $767    $946    $1,463
-------------------------------------------

* Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Details About the Fund


ABOUT THE

PORTFOLIO MANAGERS

Paul M. Hoffmann and Kevin Rendino are co-portfolio managers and Senior Vice Presidents of the Fund. Mr. Hoffmann has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1976 to 1997. He has been a portfolio manager of the Fund since 1977 and was responsible for management of the Fund from 1977 until 1999. Mr. Hoffmann and Mr. Rendino are jointly managing the Fund

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main goal is growth of capital. The Fund also seeks income, but its investments emphasize growth of capital more than income. The Fund tries to achieve its goals by investing in a diversified portfolio consisting primarily of common stocks. In selecting securities, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors that Fund management believes the company will recover from.

The Fund follows a basic contrary opinion, out-of-favor investment style. Fund management believes that favorable changes in market prices are more likely to occur when:

    . Stocks are out of favor

    . Company earnings are depressed

    . Price/earnings ratios are
      relatively low

    . Investment expectations are
      limited

    . There is no general interest in a
      security or industry

On the other hand, Fund management believes that negative developments are more likely to occur when:

    . Investment expectations are
      generally high

    . Stock prices are advancing or
      have advanced rapidly

    . Price/earnings ratios have been
      inflated

    . An industry or security continues
      to become popular among investors

In other words, Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Fund may invest a large part of its net assets in stocks that have weak research ratings.

The Fund may also invest up to 25% of its total assets in the securities of foreign companies. The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. As a temporary measure for defensive purposes, the Fund may invest

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Details About the Fund

during a transition period prior to Mr. Hoffmann's anticipated retirement, after which Mr. Rendino will assume sole responsibility for management of the Fund. Mr. Rendino has been a First Vice President of Merrill Lynch Asset Management since 1997 and a Vice President from 1993 to 1997.

ABOUT THE INVESTMENT ADVISER
The Fund is managed by Fund Asset Management.

more heavily in these securities, without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long-term investments, to reduce exposure to equities when management believes it is advisable to do so, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns.

The Fund may use many different investment strategies and it has certain investment restrictions, all of which are explained in the Fund's Statement of Additional Information.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Market and Selection Risk -- Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock markets or other funds with similar investment objectives and investment strategies.

Foreign Market Risk -- Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

    . The economies of some foreign
      markets often do not compare
      favorably with that of the United
      States in areas such as growth of
      gross domestic product,
      reinvestment of capital,
      resources and balance of
      payments. Some of these economies
      may rely heavily on particular
      industries or

                      MERRILL LYNCH BASIC VALUE FUND, INC.

    foreign capital. They may be more
    vulnerable to adverse diplomatic
    developments, the imposition of
    economic sanctions against a
    particular country or countries,
    changes in international trading
    patterns, trade barriers and other
    protectionist or retaliatory
    measures.

    . Investments in foreign markets
      may be adversely affected by
      governmental actions such as the
      imposition of capital controls,
      nationalization of companies or
      industries, expropriation of
      assets or the imposition of
      punitive taxes.

    . The governments of certain
      countries may prohibit or impose
      substantial restrictions on
      foreign investing in their
      capital markets or in certain
      industries. Any of these actions
      could severely affect security
      prices. They could also impair
      the Fund's ability to purchase or
      sell foreign securities or
      transfer its assets or income
      back into the United States, or
      otherwise adversely affect the
      Fund's operations.

    . Other foreign market risks
      include foreign exchange
      controls, difficulties in pricing
      securities, defaults on foreign
      government securities,
      difficulties in enforcing
      favorable legal judgments in
      foreign courts and political and
      social instability. Legal
      remedies available to investors
      in some foreign countries may be
      less extensive than those
      available to investors in the
      United States.

    . Because there are generally fewer
      investors on foreign exchanges
      and a smaller number of shares
      traded each day, it may be
      difficult for the Fund to buy and
      sell securities on those
      exchanges. In addition, prices of
      foreign securities may go up and
      down more than prices of
      securities traded in the United
      States.

    . Foreign markets may have
      different clearance and
      settlement procedures. In certain
      markets, settlements may be
      unable to keep pace with the
      volume of securities
      transactions. If this occurs,
      settlement may be delayed and the
      Fund's assets may be uninvested
      and not earning returns. The Fund
      may miss investment opportunities
      or be unable to sell an
      investment because of these
      delays.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Details About the Fund

Certain Risks of Holding Fund Assets Outside the United States --The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

European Economic and Monetary Union ("EMU") -- A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

    . If the transition to euro, or EMU
      as a whole, does not proceed as
      planned.

    . If a participating country
      withdraws from EMU.

    . If the computing, accounting and
      trading systems used by the
      Fund's service providers, or by
      other entities with which the
      Fund or its service providers do
      business, are not capable of
      recognizing the euro as a
      distinct currency.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

Borrowing and Leverage -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, options.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Your Account

MERRILL LYNCH SELECT PRICING SM SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing SM System.

                      Class A                   Class B             Class C             Class D
----------------------------------------------------------------------------------------------------------------
  Availability         Limited to certain       Generally available Generally available  Generally available
                       investors including:     through Merrill     through Merrill      through Merrill Lynch.
                       . Current Class A        Lynch. Limited      Lynch. Limited       Limited availability
                       shareholders             availability        availability         through other
                       . Certain Retirement     through other       through other        securities dealers.
                       Plans                    securities dealers. securities dealers.
                       . Participants in
                       certain Merrill Lynch-
                       sponsored programs
                       . Certain affiliates of
                       Merrill Lynch.
----------------------------------------------------------------------------------------------------------------
  Initial Sales        Yes. Payable at time of  No. Entire purchase No. Entire purchase  Yes. Payable at time of
  Charge?              purchase. Lower sales    price is invested   price is invested    purchase. Lower sales
                       charges available        in shares of the    in shares of the     charges available
                       for larger investments.  Fund.               Fund.                for larger investments.
----------------------------------------------------------------------------------------------------------------
  Deferred Sales       No. (May be charged for  Yes. Payable if you Yes. Payable if you  No. (May be charged for
  Charge?              purchases over           redeem within four  redeem within one    purchases over
                       $1 million that are      years of purchase.  year of purchase.    $1 million that are
                       redeemed within                                                   redeemed within
                       one year.)                                                        one year.)
----------------------------------------------------------------------------------------------------------------
  Account              No.                      0.25% Account       0.25% Account        0.25% Account
  Maintenance and                               Maintenance Fee     Maintenance Fee      Maintenance Fee
  Distribution Fees?                            0.75% Distribution  0.75% Distribution   No Distribution Fee.
                                                Fee.                Fee.
----------------------------------------------------------------------------------------------------------------
  Conversion to        No.                      Yes, automatically  No.                  No.
  Class D shares?                               after approximately
                                                eight years.
----------------------------------------------------------------------------------------------------------------

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Your Account


Right of Accumulation -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing SM System funds that you agree to buy within a 13 month period. Certain restrictions apply.


Class A and Class D Shares -- Initial Sales Charge Options
If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                        Dealer
                                                     Compensation
                      As a % of       As a % of       as a % of
 Your Investment    Offering Price Your Investment* Offering Price
------------------------------------------------------------------
 Less than
  $25,000               5.25%           5.54%           5.00%
------------------------------------------------------------------
 $25,000 but less
 than $50,000           4.75%           4.99%           4.50%
------------------------------------------------------------------
 $50,000 but less
 than $100,000          4.00%           4.17%           3.75%
------------------------------------------------------------------
 $100,000 but
 less than
 $250,000               3.00%           3.09%           2.75%
------------------------------------------------------------------
 $250,000 but
 less than
 $1,000,000             2.00%           2.04%           1.80%
------------------------------------------------------------------
 $1,000,000 and
 over**                 0.00%           0.00%           0.00%
------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer- sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

    . Purchases under a Right of
      Accumulation or Letter of Intent

    . Merrill Lynch Blueprint SM
      Program participants

    . TMA SM Managed Trusts

    . Certain Merrill Lynch investment
      or central asset accounts

    . Certain employer-sponsored
      retirement or savings plans

    . Purchases using proceeds from the
      sale of certain Merrill Lynch
      closed-end funds under certain
      circumstances

                      MERRILL LYNCH BASIC VALUE FUND, INC.

    . Certain investors, including
      directors or trustees of Merrill
      Lynch mutual funds and Merrill
      Lynch employees

    . Certain Merrill Lynch fee-based
      programs

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

Class B Shares
If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Your Account


decreases as you hold your shares over time, according to the following schedule:

      Years Since
      Purchase           Sales Charge*
     ---------------------------------
      0 - 1                  4.00%
     ---------------------------------
      1 - 2                  3.00%
     ---------------------------------
      2 - 3                  2.00%
     ---------------------------------
      3 - 4                  1.00%
     ---------------------------------
      4 and thereafter       0.00%
     ---------------------------------

 * The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:
    . Certain post-retirement
      withdrawals from an IRA or other
      retirement plan if you are over
      59 1/2 years old.

    . Redemption by certain eligible
      401(a) and 401(k) plans, certain
      related accounts, group plans
      participating in the Merrill
      Lynch Blueprint SM Program and
      certain retirement plan
      rollovers.
    . Redemption in connection with
      participation in certain Merrill
      Lynch fee-based programs.

    . Withdrawals resulting from
      shareholder death or disability
      as long as the waiver request is
      made within one year of death or
      disability or, if later,
      reasonably promptly following
      completion of probate, or in
      connection with involuntary
      termination of an account in
      which Fund shares are held.
    . Withdrawal through the Merrill
      Lynch Systematic Withdrawal Plan
      of up to 10% per year of your
      Class B account value at the time
      the plan is established.

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D

                      MERRILL LYNCH BASIC VALUE FUND, INC.

shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.
Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Your Account

                                           Information Important for You to
 If You Want To   Your Choices             Know
-------------------------------------------------------------------------------
 Buy Shares       First, select the share  Refer to the Merrill Lynch Select
                  class appropriate for    Pricing table on page 13. Be sure to
                  you                      read this prospectus carefully.
           --------------------------------------------------------------------
                  Next, determine the      The minimum initial investment for
                  amount of your           the Fund is $1,000 for all accounts
                  investment               except:
                                           .$250 for certain Merrill Lynch fee-
                                           based programs
                                           .$100 for retirement plans

                                           (The minimums for initial
                                           investments may be waived under
                                           certain circumstances.)
           --------------------------------------------------------------------
                  Have your Merrill Lynch  The price of your shares is based on
                  Financial Consultant or  the next calculation of net asset securities dealer submit value after your order is placed.
                  your purchase order      Any purchase orders placed prior to
                                           the close of business on the New
                                           York Stock Exchange (generally 4:00
                                           p.m. Eastern time) will be priced at
                                           the net asset value determined that
                                           day.

                                           Purchase orders placed after that
                                           time will be priced at the net asset
                                           value determined on the next
                                           business day. The Fund may reject
                                           any order to buy shares and may
                                           suspend the sale of shares at any
                                           time. Merrill Lynch may charge a
                                           processing fee to confirm a
                                           purchase. This fee is currently
                                           $5.35.
           --------------------------------------------------------------------
                  Or contact the Transfer  To purchase shares directly, call
                  Agent                    the Transfer Agent at 1-800-MER-FUND
                                           and request a purchase application.
                                           Mail the completed purchase
                                           application to the Transfer Agent at
                                           the address on the inside back cover
                                           of this prospectus.
-------------------------------------------------------------------------------
 Add to Your      Purchase additional      The minimum investment for
 Investment       shares                   additional purchases is $50 for all
                                           accounts except that retirement
                                           plans have a minimum additional
                                           purchase of $1 and certain programs,
                                           such as automatic investment plans,
                                           may have higher minimums.

                                           (The minimums for additional
                                           purchases may be waived under
                                           certain circumstances.)
           --------------------------------------------------------------------
                  Acquire additional       All dividends and capital gains
                  shares through the       distributions are automatically
                  automatic dividend       reinvested without a sales charge.
                  reinvestment plan
           --------------------------------------------------------------------
                  Participate in the       You may invest a specific amount on
                  automatic investment     a periodic basis through certain
                  plan                     Merrill Lynch investment or central
                                           asset accounts.

--------------------------------------------------------------------------------

                      MERRILL LYNCH BASIC VALUE FUND, INC.

 If You Want To   Your Choices             Information Important for You to Know
---------------------------------------------------------------------------------------------------
 Transfer Shares  Transfer to a            You may transfer your Fund shares only to another
 to Another       participating securities securities dealer that has entered into an agreement
 Securities       dealer                   with Merrill Lynch. Certain shareholder services may be
 Dealer                                    available for the transferred shares. You may only
                                           purchase additional shares of funds previously owned
                                           before the transfer. All future trading of these assets
                                           must be coordinated by the receiving firm.
---------------------------------------------------------------------------------------------------
                  Transfer to a non-       You must either:
                  participating securities   .Transfer your shares to an account with the Transfer
                  dealer                   Agent; or
                                             .Sell your shares, paying any applicable CDSC.
---------------------------------------------------------------------------------------------------
 Sell Your        Have your Merrill Lynch  The price of your shares is based on the next
 Shares           Financial Consultant or  calculation of net asset value after your order is securities dealer submit placed. For your redemption request to be priced at the
                  your sales order         net asset value on the day of your request, you must
                                           submit your request to your dealer prior to that day's
                                           close of business on the New York Stock Exchange
                                           (generally 4:00 p.m. Eastern time). Any redemption
                                           request placed after that time will be priced at the net
                                           asset value at the close of business on the next
                                           business day. Dealers must submit redemption requests to
                                           the Fund not more than thirty minutes after the close of
                                           business on the New York Stock Exchange on the day the
                                           request was received.

                                           Securities dealers, including Merrill Lynch, may charge
                                           a fee to process a redemption of shares. Merrill Lynch
                                           currently charges a fee of $5.35. No processing fee is
                                           charged if you redeem shares directly through the
                                           Transfer Agent.

                                           The Fund may reject an order to sell shares under
                                           certain circumstances.
           ----------------------------------------------------------------------------------------
                  Sell through the         You may sell shares held at the Transfer Agent by
                  Transfer Agent           writing to the Transfer Agent at the address on the
                                           inside back cover of this prospectus. All shareholders
                                           on the account must sign the letter. A signature
                                           guarantee will generally be required but may be waived
                                           in limited circumstance. You can obtain a signature
                                           guarantee from a bank, securities dealer, securities
                                           broker, credit union, savings and loan association,
                                           national securities exchange and registered securities
                                           association. A notary public seal will not be
                                           acceptable.. If you hold stock certificates, return the
                                           certificates with the letter. The Transfer Agent will
                                           normally mail redemption proceeds within seven days
                                           following receipt of a properly completed request. If
                                           you make a redemption request before the Fund has
                                           collected payment for the purchase of shares, the Fund
                                           or the Transfer Agent may delay mailing your proceeds.
                                           This delay will usually not exceed ten days.

                                           If you hold share certificates, they must be delivered
                                           to the Transfer Agent before they can be converted.
                                           Check with the Transfer Agent or your Merrill Lynch
                                           Financial Consultant for details.

--------------------------------------------------------------------------------



                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Your Account

                                           Information Important for You to
 If You Want To   Your Choices             Know
-------------------------------------------------------------------------------
 Sell Shares      Participate in the       You can choose to receive systematic
 Systematically   Fund's Systematic        payments from your Fund account
                  Withdrawal Plan          either by check or through direct
                                           deposit to your bank account on a
                                           monthly or quarterly basis. If you
                                           hold your Fund shares in a Merrill
                                           Lynch CMA(R), CBA(R) or Retirement
                                           Account you can arrange for
                                           systematic redemptions of a fixed
                                           dollar amount on a monthly,
                                           bi-monthly, quarterly, semi-annual
                                           or annual basis, subject to certain
                                           conditions. Under either method you
                                           must have dividends and other
                                           distributions automatically
                                           reinvested. For Class B and C shares
                                           your total annual withdrawals cannot
                                           be more than 10% per year of the
                                           value of your shares at the time
                                           your plan is established. The
                                           deferred sales charge is waived for
                                           systematic redemptions. Ask your
                                           Merrill Lynch Financial Consultant
                                           for details.
-------------------------------------------------------------------------------
 Exchange Your    Select the fund into     You can exchange your shares of the
 Shares           which you want to        Fund for shares of many other
                  exchange. Be sure to     Merrill Lynch mutual funds. You must
                  read that fund's         have held the shares used in the
                  prospectus               exchange for at least 15 calendar
                                           days before you can exchange to
                                           another fund.

                                           Each class of Fund shares is
                                           generally exchangeable for shares of
                                           the same class of another fund. If
                                           you own Class A shares and wish to
                                           exchange into a fund in which you
                                           have no Class A shares (and are not
                                           eligible to purchase Class A
                                           shares), you will exchange into
                                           Class D shares.

                                           Some of the Merrill Lynch mutual
                                           funds impose a different initial or
                                           deferred sales charge schedule. If
                                           you exchange Class A or D shares for
                                           shares of a fund with a higher
                                           initial sales charge than you
                                           originally paid, you will be charged
                                           the difference at the time of
                                           exchange. If you exchange Class B
                                           shares for shares of a fund with a
                                           different deferred sales charge
                                           schedule, the higher schedule will
                                           apply. The time you hold Class B or
                                           C shares in both funds will count
                                           when determining your holding period
                                           for calculating a deferred sales
                                           charge at redemption. If you
                                           exchange Class A or D shares for
                                           money market fund shares, you will
                                           receive Class A shares of Summit
                                           Cash Reserves Fund. Class B or C
                                           shares of the Fund will be exchanged
                                           for Class B shares of Summit.

                                           Although there is currently no limit
                                           on the number of exchanges that you
                                           can make, the exchange privilege may
                                           be modified or terminated at any
                                           time in the future.

--------------------------------------------------------------------------------


                      MERRILL LYNCH BASIC VALUE FUND, INC.

Net Asset Value -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Your Account



Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at least annually any net investment income and any net realized long-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Dividends -- Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.


                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Management of the Fund

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million; 0.50% of net assets from $100 million to $200 million; and 0.40% of net assets above $200 million. For the fiscal year ended June 30, 1999 the Investment Adviser received a fee equal to 0.40% of the Fund's average daily net assets.

Fund Asset Management is part of the Merrill Lynch Asset Management Group, which had approximately $520 billion in investment company and other portfolio assets under management as of August 1999. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for smaller companies and companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than larger domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's return could be adversely affected.


                      MERRILL LYNCH BASIC VALUE FUND, INC.

[LOGO] Management of the Fund


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects fi-nancial results for a single Fund share. The total returns in the table repre-sent the rate an investor would have earned on an investment in the Fund (as-suming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial state-ments, are included in the Fund's annual report to shareholders, which is available upon request.

                                               Class A
                        ----------------------------------------------------------
                                     For the Year Ended June 30,
Increase (Decrease) in  ----------------------------------------------------------
Net Asset Value:          1999+        1998+       1997+        1996        1995
-----------------------------------------------------------------------------------
Per Share
Operating
Performance:
-----------------------------------------------------------------------------------
Net asset value,
beginning of year       $    41.55      $36.50      $30.22      $26.44      $23.17
-----------------------------------------------------------------------------------
Investment income --
 net                           .76         .83         .81         .80         .74
-----------------------------------------------------------------------------------
Realized and
unrealized gain
on investments
and foreign
currency
transactions --
 net                          4.61        7.23        7.66        4.31        4.01
-----------------------------------------------------------------------------------
Total from
investment
operations                    5.37        8.06        8.47        5.11        4.75
-----------------------------------------------------------------------------------
Less dividends and
 distributions:
 Investment
 income --
  net                         (.81)       (.78)       (.80)       (.76)       (.69)
 Realized gain
 on
 investments --
  net                        (2.41)      (2.23)      (1.39)       (.57)       (.79)
-----------------------------------------------------------------------------------
Total dividends
and
distributions                (3.22)      (3.01)      (2.19)      (1.33)      (1.48)
-----------------------------------------------------------------------------------
Net asset value,
end of year             $    43.70      $41.55      $36.50      $30.22      $26.44
-----------------------------------------------------------------------------------
Total Investment Return:*
-----------------------------------------------------------------------------------
Based on net
asset value
per share                    14.54%      23.23%      29.95%      19.92%      21.67%
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------
Expenses                       .55%        .54%        .55%        .56%        .59%
-----------------------------------------------------------------------------------
Investment income --
  net                         1.95%       2.14%       2.54%       2.88%       3.19%
-----------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------
Net assets, end
of year
(in thousands)          $5,521,623  $5,888,853  $4,921,834  $3,587,558  $2,834,652
-----------------------------------------------------------------------------------
Portfolio
 turnover                    15.52%      17.79%      13.00%      13.94%      11.69%
                                               Class B
                        -----------------------------------------------------------
                                     For the Year Ended June 30,
Increase (Decrease) in  -----------------------------------------------------------
Net Asset Value:          1999+        1998+       1997+        1996        1995
-----------------------------------------------------------------------------------
Per Share
Operating
Performance:
-----------------------------------------------------------------------------------
Net asset value,
beginning of year       $    40.78      $35.89      $29.76      $26.08      $22.87
-----------------------------------------------------------------------------------
Investment income --
 net                           .36         .43         .48         .53         .53
-----------------------------------------------------------------------------------
Realized and
unrealized gain
on investments
and foreign
currency
transactions --
 net                          4,53        7.11        7.55        4.23        3.93
-----------------------------------------------------------------------------------
Total from
investment
operations                    4.89        7.54        8.03        4.76        4.46
-----------------------------------------------------------------------------------
Less dividends and
 distributions:
 Investment
 income --
  net                         (.42)       (.42)       (.51)       (.51)       (.46)
 Realized gain
 on
 investments --
  net                        (2.41)      (2.23)      (1.39)       (.57)       (.79)
-----------------------------------------------------------------------------------
Total dividends
and
distributions                (2.83)      (2.65)      (1.90)      (1.08)      (1.25)
-----------------------------------------------------------------------------------
Net asset value,
end of year                 $42.84      $40.78      $35.89      $29.76      $26.08
-----------------------------------------------------------------------------------
Total Investment Return:*
-----------------------------------------------------------------------------------
Based on net
asset value
per share                    13.40%      21.97%      28.61%      18.71%      20.45%
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------
Expenses                      1.57%       1.56%       1.57%       1.58%       1.61%
-----------------------------------------------------------------------------------
Investment income --
  net                         0.93%       1.13%       1.53%       1.86%       2.16%
-----------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------
Net assets, end
of year
(in thousands)          $4,846,702  $4,976,004  $4,088,755  $3,288,963  $2,464,248
-----------------------------------------------------------------------------------
Portfolio
 turnover                    15.52%      17.79%      13.00%      13.94%      11.69%

* Total investment returns exclude the effects of sales loads.
+ Based on average shares outstanding.

24
MERRILL LYNCH BASIC VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                         Class C
                   -------------------------------------------------------
                       For the Year Ended June 30,             For the
                   --------------------------------------      Period
Increase                                                   Oct. 21, 1994++
(Decrease) in Net                                            to June 30,
Asset Value:        1999+     1998+     1997+      1996         1995
------------------------------------------------------------------------------
Per Share
Operating
Performance:
------------------------------------------------------------------------------
Net asset value,
beginning of
period               $40.39    $35.59    $29.56    $25.98       $22.92
------------------------------------------------------------------------------
Investment
income -- net           .35       .43       .47       .55          .44
------------------------------------------------------------------------------
Realized and
unrealized gain
on
investments and
foreign currency
transactions --
 net                   4.48      7.04      7.49      4.18         3.05
------------------------------------------------------------------------------
Total from
 investment
 operations            4.83      7.47      7.96      4.73         3.49
------------------------------------------------------------------------------
Less dividends
and
distributions:
 Investment
 income -- net         (.44)     (.44)     (.54)     (.58)        (.33)
 Realized gain on
 investments --
  net                 (2.41)    (2.23)    (1.39)     (.57)        (.10)
------------------------------------------------------------------------------
Total dividends
and distributions     (2.85)    (2.67)    (1.93)    (1.15)        (.43)
------------------------------------------------------------------------------
Net asset value,
end of period        $42.37    $40.39    $35.59    $29.56       $25.98
------------------------------------------------------------------------------
Total Investment Return:**
------------------------------------------------------------------------------
Based on net
asset value per
share                 13.36%    21.98%    28.60%    18.69%       15.59%#
------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------
Expenses               1.58%     1.57%     1.58%     1.59%        1.66%*
------------------------------------------------------------------------------
Investment
income -- net           .92%     1.12%     1.51%     1.83%        2.09%*
------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------
Net assets, end
of period
(in thousands)     $535,132  $538,104  $337,828  $211,787      $74,334
------------------------------------------------------------------------------
Portfolio
turnover              15.52%    17.79%    13.00%    13.94%       11.69%
------------------------------------------------------------------------------
                                           Class D
                   -----------------------------------------------------------
                         For the Year Ended June 30,               For the
                   -------------------------------------------     Period
Increase                                                       Oct. 21, 1994++
(Decrease) in Net                                                to June 30,
Asset Value:         1999+       1998+      1997+      1996         1995
------------------------------------------------------------------------------
Per Share
Operating
Performance:
------------------------------------------------------------------------------
Net asset value,
beginning of
period                 $41.42      $36.42    $30.16    $26.41       $23.19
------------------------------------------------------------------------------
Investment
income -- net             .65         .74       .73       .76          .50
------------------------------------------------------------------------------
Realized and
unrealized gain
on
investments and
foreign currency
transactions --
 net                     4.61        7.19      7.66      4.27         3.17
------------------------------------------------------------------------------
Total from
 investment
 operations              5.26        7.93      8.39      5.03         3.67
------------------------------------------------------------------------------
Less dividends
and
distributions:
 Investment
 income -- net           (.72)       (.70)     (.74)     (.71)        (.35)
 Realized gain on
 investments --
  net                   (2.41)      (2.23)    (1.39)     (.57)        (.10)
------------------------------------------------------------------------------
Total dividends
and distributions       (3.13)      (2.93)    (2.13)    (1.28)        (.45)
------------------------------------------------------------------------------
Net asset value,
end of period          $43.55      $41.42    $36.42    $30.16       $26.41
------------------------------------------------------------------------------
Total Investment Return:**
------------------------------------------------------------------------------
Based on net
asset value per
share                   14.25%      22.89%    29.65%    19.61%       16.23%#
------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------
Expenses                  .80%        .79%      .80%      .81%         .87%*
------------------------------------------------------------------------------
Investment
income -- net            1.69%       1.89%     2.28%     2.61%        2.88%*
------------------------------------------------------------------------------
Supplemental Data:
------------------------------------------------------------------------------
Net assets, end
of period
(in thousands)     $1,980,153  $1,734,702  $886,391  $434,396     $203,033
------------------------------------------------------------------------------
Portfolio
turnover                15.52%      17.79%    13.00%    13.94%       11.69%
------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales loads.
+ Based on average shares outstanding.

          MERRILL LYNCH BASIC VALUE FUND, INC.

                   (This page intentionally left blank)

                      MERRILL LYNCH BASIC VALUE FUND, INC.

                                [FLOW CHART]



                                POTENTIAL
                                INVESTORS

                        Open an account (two options)

         1                                             2

   MERRILL LYNCH                                TRANSFER AGENT
FINANCIAL CONSULTANT
ON SECURITIES DEALER                    Financial Data Services, Inc.
                                                P.O. Box 45289
Advises shareholders on                 Jacksonville, Florida 32232-5289
their Fund investments.
                                Performs recordkeeping and reporting services.



                                  DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                a division of Princeton Funds Distributor, Inc.
                                P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.



                                    THE FUND
                              The Board of Directors
                                 oversees the Fund.
         COUNSEL                                        CUSTODIAN

     Brown & Wood LLP                              The Bank of New York
  One World Trade Center                           90 Washington Street
New York, New York 10048-0557                           12th Floor
                                                   New York, New York 10286

Provides legal advice to the Fund.      Holds the Fund's assets for safekeeping.




         INDEPENDENT AUDITORS                       INVESTMENT ADVISER

         Deloitte & Touche LLP                  Fund Asset Management, L.P.
         202 Carnegie Center
       Princeton, New Jersey 08543                 ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
                                                Plainsboro, New Jersey 08536
         Audits the financial
statements of the Fund on behalf of                    MAILING ADDRESS
         the shareholders.                              P.O. Box 9011
                                             Princeton, New Jersey 08543-9011

                                                       TELEPHONE NUMBER
                                                        1-800-MER-FUND

                                                      Manages the Fund's
                                                     day-to-day activities.


                      MERRILL LYNCH BASIC VALUE FUND, INC.

For More Information [LOGO]

Shareholder Reports
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive sepa-rate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information
The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public refer-ence room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the informa-tion contained in this Prospectus.

Investment Company Act file #811-2739

Code #10042-10-99
(C)Fund Asset Management, L.P.
[LOGO] For More Information

Prospectus
                                                            [LOGO] Merrill Lynch

           Merrill Lynch Basic

           Value Fund, Inc.                                     October 19, 1999

                      STATEMENT OF ADDITIONAL INFORMATION

                     Merrill Lynch Basic Value Fund, Inc.

  P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                               ----------------

  Merrill Lynch Basic Value Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated October 19, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                               ----------------

                  Fund Asset Management -- Investment Adviser
                Merrill Lynch Funds Distributor -- Distributor

                               ----------------

The date of this Statement of Additional Information is October 19, 1999.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Policies..........................................   2
 Convertible Securities....................................................   2
 Foreign Investment Risks..................................................   3
 Other Investment Policies Practices and Risk Factors......................   5
 Investment Restrictions...................................................   6
 Portfolio Turnover........................................................   8
Management of the Fund.....................................................   8
 Directors and Officers....................................................   8
 Compensation of Directors.................................................  10
 Management and Advisory Arrangements......................................  10
 Code of Ethics............................................................  12
Purchase of Shares.........................................................  12
 Initial Sales Charge Alternatives -- Class A and Class D Shares...........  13
 Deferred Sales Charge Alternatives -- Class B and Class C Shares..........  17
 Distribution Plans........................................................  20
 Limitations on the Payment of Deferred Sales Charges......................  22
Redemption of Shares.......................................................  23
 Redemption................................................................  23
 Repurchase................................................................  23
 Reinstatement Privilege -- Class A and Class D Shares.....................  24
Pricing of Shares..........................................................  24
 Determination of Net Asset Value..........................................  24
 Computation of Offering Price Per Share...................................  25
Portfolio Transactions.....................................................  25
Shareholder Services.......................................................  27
 Investment Account........................................................  27
 Exchange Privilege........................................................  28
 Fee-Based Programs........................................................  30
 Retirement and Education Savings Plans....................................  30
 Automated Investment Plans................................................  30
 Automatic Dividend Reinvestment Plan......................................  31
 Systematic Withdrawal Plan................................................  31
Dividends and Taxes........................................................  32
 Dividends.................................................................  32
 Taxes.....................................................................  32
 Tax Treatment of Options Transactions.....................................  34
 Special Rules for Certain Foreign Currency Transactions...................  34
Performance Data...........................................................  35
General Information........................................................  37
 Description of Shares.....................................................  37
 Independent Auditors......................................................  38
 Custodian.................................................................  38
 Transfer Agent............................................................  38
 Legal Counsel.............................................................  38
 Reports to Shareholders...................................................  38
 Shareholder Inquiries.....................................................  39
 Additional Information....................................................  39
Financial Statements.......................................................  39

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. There can be no assurance that the objective of the Fund will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Reference is made to "How the Fund Invests" and "Investment Risks" in the Prospectus.

  The investment strategy of the Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

  Investment emphasis is on equities, primarily common stocks and, to a lesser extent, securities convertible into common stock. The Fund also may invest in preferred stocks and non-convertible debt securities and utilize covered call options with respect to portfolio securities as described below. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and money market securities, repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

  Fund Asset Management, L.P. (the "Investment Adviser" or "FAM"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research, economic research and computer applications facilities provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

Convertible Securities

  Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

  The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

  In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

  Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

  Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

  To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

  Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Foreign Investment Risks

  Foreign Market Risk. Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

  Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

  Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

  European Economic and Monetary Union ("EMU"). For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

  No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.


  Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a Company's Securities based on non public information about that compay. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

  Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S..

  Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Other Investment Policies, Practices and Risk Factors

  Securities Lending. The Fund may lend securities with a value not exceeding 20% of its total assets (subject to investment restriction (5) below). In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

  Writing Options. The Fund may write (i.e., sell) call options on securities held in its portfolio and may enter into closing purchase transactions with respect to such options. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date. The Fund may write call options to earn income through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price while the option remains outstanding. Writing a call option may involve correlation risk, which is the risk that changes in the value of a call option the Fund has written may experience a gain or loss which will not be completely offset by movements in the value of the portfolio securities underlying the call option, in which case any losses on the holdings being hedged may not be reduced.

  The Fund may not write covered options on underlying securities exceeding 15% of its total assets, taken at market value.

  Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

  The Fund may invest in securities that are "restricted securities." Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publically traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

  144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will assume to develop, the Board of Directors will carefully monitor the Funds investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on equity securities which the Fund believes are undervalued, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in undervalued equity securities, including the risk of loss of principal.

Investment Restrictions

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    (2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    (3) Make investments for the purpose of exercising control or management.

    (4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    (6) Issue senior securities to the extent such issuance would violate applicable law.

    (7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    (8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

    (9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

    (a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
  (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities, that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    (d) Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

  Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

  The rate of portfolio turnover is not a limiting factor and, given the Fund's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. High portfolio turnover may also result in negative tax consequences, such as an increase in capital gains dividends. See "Distributions and Taxes--Taxes." The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Although the Fund anticipates that its annual portfolio turnover rates should not exceed 100%, the turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses.

                            MANAGEMENT OF THE FUND

Directors and Officers

  The Directors of the Fund consist of eight individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Terry K. Glenn (59)--President and Director(1)(2)--Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Donald Cecil (72)--Director(2)(3)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  M. Colyer Crum (67)--Director(2)(3)--104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

  Edward H. Meyer (72)--Director(2)(3)--777 Third Avenue, New York, New York 10017. President of Grey Advertising, Inc., since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

  Jack B. Sunderland (71)--Director(2)(3)--P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

  J. Thomas Touchton (60)--Director(2)(3)--Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33062. Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (a private investment partnership), since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

  Fred G. Weiss (58)--Director(2)(3)--16410 Maddalena Place, Delray Beach, Florida 33446. Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997.

   Arthur Zeikel (67)--Director(1)(2)--300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Investment Adviser and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services, Inc. from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.


  Paul M. Hoffmann (69)--Senior Vice President and Co-Portfolio Manager(1)-- First Vice President of MLAM since 1997; Vice President of MLAM from 1976 to 1997; and Portfolio Manager of MLAM since 1977.

  Kevin Rendino (33)--Senior Vice President and Portfolio Manager(1)--First Vice President of MLAM since 1997; Vice President from 1993 to 1997; and Portfolio Manager of MLAM since 1999.

  Donald C. Burke (39)--Vice President and Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Robert C. Doll (45)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

  Thomas D. Jones, III (34)--Secretary(1)(2)--Vice President of MLAM since 1998; attorney with the Investment Adviser and MLAM since 1992.
----------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which FAM or MLAM acts as the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

  As of October 1, 1999, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Directors

  The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Directors at a rate of $2,500 per year. The Fund pays the Chairman of the Committee an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

  The following table shows the compensation earned by the non-interested Directors for the fiscal year ended June 30, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, MLAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                          Aggregate
                                                        Pension or        Estimated   Compensation From
                                                    Retirement Benefits    Annual      Fund And Other
                         Position with Compensation Accrued as Part of  Benefits upon MLAM/FAM- Advised
Name                         Fund       From Fund      Fund Expense      Retirement       Funds(1)
----                     ------------- ------------ ------------------- ------------- -----------------
Donald Cecil............   Director       $9,000           None             None          $ 277,808
M. Colyer Crum..........   Director       $8,000           None             None          $ 116,600
Edward H. Meyer.........   Director       $8,000           None             None          $ 214,558
Jack B. Sunderland......   Director       $8,000           None             None          $ 133,600
J. Thomas Touchton......   Director       $8,000           None             None          $ 133,600
Fred G. Weiss...........   Director       $8,000           None             None          $ 140,842

----------

(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows:
    Mr. Cecil (36 registered investment companies consisting of 36 portfolios); Mr. Crum (16 registered investment companies consisting of 16 portfolios); Mr. Meyer (36 registered investment companies consisting of 36 portfolios); Mr. Sunderland (19 registered investment companies consisting of 31 portfolios); Mr. Touchton (19 registered investment companies consisting of 31 portfolios); and Mr. Weiss (16 registered investment companies consisting of 16 portfolios).

  Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Reduced Initial Sales Charges--Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

  Management Services. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  Management Fee. The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million; 0.50% of average daily net assets from $100 million to $200 million; and 0.40% of average daily net assets above $200 million. The table below sets forth information about the total investment advisory fees paid by the Fund to the Investment Adviser for the periods indicated.

            Fiscal Year Ended
            June 30,              Investment Advisory Fee
            -----------------     -----------------------
            1999................. $49,616,814
            1998................. $47,100,812
            1997................. $35,001,183

  Payment of Fund Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Act. See "Purchase of Shares-- Distribution Plans."

  Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

  Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

  Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                              PURCHASE OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "Select Pricing Funds."

  The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives -- Class A and Class D Shares

  Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

  Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided and U.S. branches of foreign banking institutions that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information

                                    Class A Shares
------------------------------------------------------------------------------------
                          Gross Sales Sales Charges Sales Charges CDSCs Received on
    For the Fiscal Year     Charges    Retained by     Paid to      Redemption of
      Ended June 30,       Collected   Distributor  Merrill Lynch Load-Waived Shares
    -------------------   ----------- ------------- ------------- ------------------
           1999           $  346,322    $ 25,518     $  320,804             0
           1998           $  690,640    $ 50,429     $  640,211             0
           1997           $  610,352    $ 42,785     $  567,567             0
                                    Class D Shares
------------------------------------------------------------------------------------
                          Gross Sales Sales Charges Sales Charges CDSCs Received on
    For the Fiscal Year     Charges    Retained by     Paid to      Redemption of
      Ended June 30,       Collected   Distributor  Merrill Lynch Load-Waived Shares
    -------------------   ----------- ------------- ------------- ------------------
           1999           $1,022,708    $ 66,060     $  956,648         4,174
           1998           $2,320,585    $152,493     $2,168,092             0
           1997           $1,836,372    $116,447     $1,719,925             0

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

  Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such

Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 up to $5,000 at 3.25% plus $3, and
$5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate II, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

  Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

  Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  The following table sets forth the Class B CDSC:

                                                            CDSC as a Percentage
                                                              of Dollar Amount
       Year Since Purchase Payment Made                      Subject to Charge
       --------------------------------                     --------------------
       0-1.................................................         4.0%
       1-2.................................................         3.0%
       2-3.................................................         2.0%
       3-4.................................................         1.0%
       4 and thereafter....................................         None

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services--Fee-Based Programs" and "Systematic Withdrawal Plan."

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill

Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services --Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

  Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed-end funds, including Merrill Lynch Senior Floating Rate II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

Class B and Class C Sales Charge Information

                                  Class B Shares*
            ----------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
          Ended June 30,                by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1999                       $6,107,531                        $6,107,531
               1998                       $3,035,154                        $3,035,154
               1997                       $3,245,099                        $3,245,099

            * Additional Class B CDSCs payable to the Distributor
             may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                   Class C Shares
            ----------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
          Ended June 30,                by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1999                       $  193,976                        $  193,976
               1998                       $  111,981                        $  111,981
               1997                       $  103,976                        $  103,976

  Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

  Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

  The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

  The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

  Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1998, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $23,332,000 (.49% of Class B net assets at that date). As of June 30, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $175,319,715 (3.62% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $1,096,000 (.21% of Class C net assets at that date). As of June 30, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $9,723,204 (1.82% of Class C net assets at that date).

  For the fiscal year ended June 30, 1999, the Fund paid the Distributor $46,490,232 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $4.6 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1999, the Fund paid the Distributor $5,049,032 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $504.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1999, the Fund paid the Distributor $4,408,011 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $1.8 billion), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of June 30, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                Data Calculated as of June 30, 1999
                          -------------------------------------------------------------------------------
                                                          (in thousands)
                                                                                                Annual
                                                                                             Distribution
                                     Allowable  Allowable              Amounts                  Fee at
                           Eligible  Aggregate Interest on Maximum    Previously   Aggregate Current Net
                            Gross      Sales     Unpaid     Amount     Paid to      Unpaid      Asset
                           Sales(1)  Charge(2) Balance(3)  Payable  Distributor(4)  Balance    Level(5)
                          ---------- --------- ----------- -------- -------------- --------- ------------
Class B Shares for the
 period October 21, 1988
 (commencement of
 operations) to June 30,
 1999
Under NASD Rule as
 Adopted................  $5,204,145 $325,811    $95,122   $420,933    $204,181    $216,752    $36,350
Under Distributor's
 Voluntary Waiver.......  $5,204,145 $325,811    $26,021   $351,832    $204,181    $147,651    $36,350
Class C Shares, for the
 period October 21, 1994
 (commencement of
 operations) to June 30,
 1999
Under NASD Rule as
 Adopted................  $  583,376 $ 36,938    $ 7,377   $ 44,315    $ 10,791    $ 33,524    $ 4,013

----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                             REDEMPTION OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

  A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The Signature on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

Repurchase

  The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

  Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

Determination of Net Asset Value

  Reference is made to "How Shares are Priced" in the Prospectus.

  The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

  The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

  Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value.

Computation of Offering Price Per Share

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on June 30, 1999 is set forth below.

                            Class A        Class B       Class C       Class D
                         -------------- -------------- ------------ --------------
Net Assets.............. $5,521,623,292 $4,846,702,228 $535,132,028 $1,980,152,330
                         ============== ============== ============ ==============
Number of Shares
 Outstanding............    126,354,364    113,144,805   12,630,794     45,465,044
                         ============== ============== ============ ==============
Net Asset Value Per
 Share (net assets
 divided by number of
 shares outstanding).... $        43.70 $        42.84 $      42.37 $        43.55
Sales Charge (for Class
 A and Class D shares:
 5.25% of offering
 price; 5.54% of net
 asset value per
 share)*................           2.42             **           **           2.41
                         -------------- -------------- ------------ --------------
Offering Price.......... $        46.12 $        42.84 $      42.37 $        45.96
                         ============== ============== ============ ==============

----------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein.

                          PORTFOLIO TRANSACTIONS


  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

  Subject to obtaining the best price and execution, brokers who provide supplemental investment research services to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

  The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

                                              Brokerage
                                             Commissions
            Fiscal Year Ended June 30,          Paid
            --------------------------       -----------
            1999............................ $4,235,940
            1998............................ $3,777,402
            1997............................ $3,140,326

  For the fiscal year ended June 30, 1999, the brokerage commissions paid to Merrill Lynch represented 4.59% of the aggregate brokerage commissions paid and involved 4.43% of the Fund's dollar amount of transactions involving payment of brokerage commissions.

  The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

  Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member
(i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place orders through the Merrill Lynch BlueprintSM Program.

Investment Account

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

  Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

  Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

  Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

  Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

  Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

Retirement and Education Savings Plans

  Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automated Investment Plans

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the

Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

Automatic Dividend Reinvestment Plan

  Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

  Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

  A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives --Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

  Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                           DIVIDENDS AND TAXES

Dividends

  The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

  See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

Taxes

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D Shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if the Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Tax Treatment of Options Transactions

  The Fund may write covered options with respect to securities held in its portfolio. In general, unless an election is available to the Fund or an exception applies, such options that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option contract will be treated as sold for its fair market value on the last day of the taxable year and, any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options.

Special Rules for Certain Foreign Currency Transactions

  In general, gains from "foreign currencies" and from foreign currency options relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, the performance data account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of the CDSC, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                    Class A Shares                      Class B Shares
                          ----------------------------------- -----------------------------------
                            Expressed as    Redeemable Value    Expressed as    Redeemable Value
                            a percentage    of a hypothetical   a percentage    of a hypothetical
                             based on a     $1,000 investment    based on a     $1,000 investment
                            hypothetical      at the end of     hypothetical      at the end of
Period                    $1,000 investment    the period     $1,000 investment    the period
------                    ----------------- ----------------- ----------------- -----------------
                                                Average Annual Total Return
                                       (including maximum applicable sales charges)
One Year Ended June 30,
 1999...................          8.52%        $ 1,085.20            9.40%          $1,094.00
Five Years Ended June
 30, 1999...............         20.45%        $ 2,535.50           20.53%          $2,543.50
Ten Years Ended June 30,
 1999...................         14.69%        $ 3,937.00           14.14%          $3,751.90
                                                    Annual Total Return
                                       (excluding maximum applicable sales charges)
Year Ended June 30,
1999....................         14.54%        $ 1,145.40           13.40%          $1,134.00
1998....................         23.23%        $ 1,232.30           21.97%          $1,219.70
1997....................         29.95%        $ 1,299.50           28.61%          $1,286.10
1996....................         19.92%        $ 1,199.20           18.71%          $1,187.10
1995....................         21.67%        $ 1,216.70           20.45%          $1,204.50
1994....................          5.68%        $ 1,056.80            4.61%          $1,046.10
1993....................         19.03%        $ 1,190.30           17.81%          $1,178.10
1992....................         15.08%        $ 1,150.80           13.90%          $1,139.00
1991....................          5.39%        $ 1,053.90            4.33%          $1,043.30
1990....................          1.77%        $ 1,017.70            0.73%          $1,007.30
1989....................         16.29%        $ 1,162.90
Inception (October 21,
 1988) to
 June 30, 1989..........           --                 --            10.33%          $1,103.30
                                                  Aggregate Total Return
                                       (including maximum applicable sales charges)
Inception (July 1, 1977)
 to
 June 30, 1999..........      2,699.16%        $27,991.60             --                  --
Inception (October 21,
 1988) to
 June 30, 1999..........           --                 --           313.96%          $4,139.60

                                   Class C Shares                      Class D Shares
                         ----------------------------------- -----------------------------------
                           Expressed as    Redeemable value    Expressed as    Redeemable value
                           a percentage    of a hypothetical   a percentage    of a hypothetical
                            based on a     $1,000 investment    based on a     $1,000 investment
                           hypothetical      at the end of     hypothetical      at the end of
Period                   $1,000 investment    the period     $1,000 investment    the period
------                   ----------------- ----------------- ----------------- -----------------
                                               Average Annual Total Return
                                      (including maximum applicable sales charges)
One Year Ended June 30,
 1999...................       12.36%          $1,123.60            8.26%          $1,082.60
Inception (October 21,
 1994) to June 30,
 1999...................       20.94%          $2,439.80           20.50%          $2,397.70
                                                   Annual Total Return
                                      (excluding maximum applicable sales charges)
Year Ended June 30,
1999....................       13.36%          $1,133.60           14.25%          $1,142.50
1998....................       21.98%          $1,219.80           22.89%          $1,228.90
1997....................       28.60%          $1,286.00           29.65%          $1,296.50
1996....................       18.69%          $1,186.90           19.61%          $1,196.10
Inception (October 21,
 1994) to June 30,
 1995...................       15.59%          $1,155.90           16.23%          $1,162.30
                                                 Aggregate Total Return
                                      (including maximum applicable sales charges)
Inception (October 21,
 1994) to June 30,
 1999...................      143.98%          $2,439.80          139.77%          $2,397.70

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

  On occasion, the Fund may compare its performance to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., ("Morningstar") CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

Description of Shares

  The Fund was incorporated under Maryland law on March 22, 1977. It has an authorized capital of 1,200,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 400,000,000 shares, and Class C and Class D each consists of 200,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act up on any of the following matters:
(i) election of Directors; (ii) approval of an investment advisory agreement;
(iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class A, Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

Independent Auditors

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286 acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

  Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares--Through the Transfer Agent" in the Prospectus.

Legal Counsel

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

  The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

  To the knowledge of the Fund, the following persons or entities owned beneficially 5% or more of a class of the Fund's shares as of October 1, 1999:

                                                                Percent
                  Name                        Address          and Class
     -------------------------------  ----------------------- ------------
     Merrill Lynch Trust Company (1)  P.O. Box 30532          8.9% Class A
     Trustee FBO MLSIP                New Brunswick, NJ 08989
     Investment Account
     Merrill Lynch Trust Company      265 Davidson Avenue #4  5.8% Class A
     Trustee FBO Chrysler Salaried    Somerset, NJ 08873
     Employees Savings Plan
     Attn: Group Employee Services

    ----------

    (1) Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

                             FINANCIAL STATEMENTS

  The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                   [This page intentionally left blank.]

                   [This page intentionally left blank.]

Code #10124-10-99

                           PART C. OTHER INFORMATION

Item 23. Exhibits.

 Exhibit
 Number
 -------
  1(a)   --Articles of Incorporation of the Registrant, dated March 22, 1977.(a)

   (b)   --Articles of Amendment, dated October 3, 1988, to the Articles of
          Incorporation of the Registrant.(a)

   (c)   --Articles Supplementary, dated October 3, 1988, to the Articles of
          Incorporation of the Registrant.

   (d)   --Articles Supplementary, dated November 15, 1991, to the Articles of
          Incorporation of the Registrant.

   (e)   --Articles of Amendment, dated October 17, 1994, to the Articles of
          Incorporation of the Registrant.(a)

   (f)   --Articles Supplementary, dated October 17, 1994, to the Articles of
          Incorporation of the Registrant.(a)

   (g)   --Articles Supplementary, dated March 17, 1995, to the Articles of
          Incorporation of the Registrant.(a)

   (h)   --Articles Supplementary, dated September 16, 1996, to the Articles of
          Incorporation of the Registrant.(b)

  2      --By-Laws of the Registrant.(c)

  3      --Portions of the Articles of Incorporation, as amended and supplemented, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(d)

  4(a)   --Investment Advisory Agreement between the Registrant and Fund Asset
          Management, L.P.(a)

   (b) --Supplement to Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(c)

   (c)   --Form of Sub-Advisory Agreement between Fund Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.(e)

  5(a)   --Form of Revised Class A Distribution Agreement between the
          Registrant and Merrill Lynch Funds Distributor, Inc. (now known as
          Princeton Funds Distributor, Inc.)(the "Distributor")(including Form of Selected Dealers Agreement).(f)

   (b)   --Class B Distribution Agreement between the Registrant and the
          Distributor.(c)

   (c) --Form of Class C Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(c)

   (d) --Form of Class D Distribution Agreement between the Registrant and the Distributor (including Form of Selected Dealers Agreement).(c)

   (e)   --Letter Agreement between the Registrant and the Distributor, dated
          September 15, 1993, in connection with the Merrill Lynch Mutual Funds
          Advisor Program.(g)

  6      --None.

  7      --Custody Agreement between the Registrant and The Bank of New York.(e)

  8      --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc. (now known as Financial Data Services,
          Inc.)(a)

  9      --Opinion and Consent of Brown & Wood LLP, counsel to the Registrant.

 10      --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.

 11      --None.

 12      --None.

 13(a)   --Amended and Restated Class B Distribution Plan of the Registrant and
          Class B Distribution Plan Sub-Agreement.(g)

   (b)   --Form of Class C Distribution Plan of the Registrant and Class C
          Distribution Plan Sub-Agreement.(c)

   (c)   --Form of Class D Distribution Plan of the Registrant and Class D
          Distribution Plan Sub-Agreement.(c)

 14      --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
          3.(i)

----------
(a) Filed on October 25, 1995 as an exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-58521) (the "Registration Statement").
(b) Filed on October 28, 1996 as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.
(c) Filed on September 7, 1994 as an exhibit to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.
(d) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII, and Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibit
    (1) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII,
    Article XIII, Article XIV and Article XV of the Registrant's By-Laws, filed as Exhibit (2) to the Registration Statement.
(e) Filed on September 26, 1997 as an exhibit to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.
(f) Filed on October 11, 1994 as an exhibit to Post-Effective Amendment No. 23 to the Registrant's Registration Statement.
(g) Filed on October 28, 1993 as an exhibit to Post-Effective Amendment No. 21 to the Registrant's Registration Statement.
(h) Previously filed as an exhibit to the Registration Statement.
(i) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund, a series of Merrill Lynch Multi- State Municipal Series Trust (File No. 2-99473).

Item 24. Persons Controlled by or Under Common Control with Registrant.

  The Registrant is not controlled by or under common control with any other person.

ITEM 25. Indemnification.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

  Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc. MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global

Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


  The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano, Doll and Monagle are officers of one or more of such companies.

                           Position(s) with the                Other Substantial
Name                        Investment Adviser    Business, Profession, Vocation or Employment
----                     ------------------------ --------------------------------------------
ML & Co. ............... Limited Partner              Financial Services Holding Company;
                                                      Limited Partner of MLAM
Princeton Services...... General Partner              General Partner of MLAM
Jeffrey M. Peek......... President                    President of MLAM; President and
                                                      Director of Princeton Services;
                                                      Executive Vice President of ML &
                                                      Co.; Managing Director and Co-Head
                                                      of the Investment Banking Division
                                                      of Merrill Lynch in 1997
Terry K. Glenn.......... Executive Vice President     Executive Vice President of MLAM;
                                                      Executive Vice President and
                                                      Director of Princeton Services;
                                                      President and Director of PFD;
                                                      Director of FDS; President of
                                                      Princeton Administrators
Gregory A. Bundy........ Chief Operating Officer      Chief Operating Officer and Managing
                         and Managing Director        Director of FAM; Chief Operating
                                                      Officer and Managing Director of
                                                      Princeton Services; Co-CEO of
                                                      Merrill Lynch Australia from 1997 to
                                                      1999
Donald C. Burke......... Senior Vice President,       Senior Vice President and Treasurer
                         Treasurer and Director       of FAM; Senior Vice President and
                         of Taxation                  Treasurer of Princeton Services;
                                                      Vice President of PFD; First Vice
                                                      President of the Manager from 1997
                                                      to 1999; Vice President of the
                                                      Manager from 1990 to 1997

                          Position(s) with the               Other Substantial
Name                       Investment Adviser   Business, Profession, Vocation or Employment
----                      --------------------- --------------------------------------------
Michael G. Clark........  Senior Vice President     Senior Vice President of FAM; Senior
                                                    Vice President of Princeton
                                                    Services; Treasurer and Director of
                                                    PFD; First Vice President of the
                                                    Manager from 1997 to 1999; Vice
                                                    President of the Manager from 1996
                                                    to 1997
Robert C. Doll..........  Senior Vice President     Senior Vice President of FAM; Senior
                                                    Vice President of Princeton
                                                    Services; Chief Investment Officer
                                                    of Oppenheimer Funds, Inc. in 1999
                                                    and Executive Vice President thereof
                                                    from 1991 to 1999
Linda L. Federici.......  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services
Vincent R. Giordano.....  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services
Elizabeth A. Griffin....  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services
Michael J. Hennewinkel..  Senior Vice President     Senior Vice President and General
                          and General Counsel       Counsel of MLAM; Senior Vice
                                                    President of Princeton Services
Philip L. Kirstein......  Senior Vice President     Senior Vice President and Secretary
                          and Secretary             of MLAM; Senior Vice President,
                                                    Director and Secretary of Princeton
                                                    Services
Ronald M. Kloss.........  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services
Debra Landsman-Yaros....  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services; Vice President of PFD
Stephen M. M. Miller....  Senior Vice President     Executive Vice President of
                                                    Princeton Administrators; Senior
                                                    Vice President of Princeton Services
Joseph T. Monagle, Jr...  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services
Brian A. Murdock........  Senior Vice President     Senior Vice President of FAM; Senior
                                                    Vice President of Princeton Services
Gregory D. Upah.........  Senior Vice President     Senior Vice President of MLAM;
                                                    Senior Vice President of Princeton
                                                    Services

  Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch

Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                                                                  Other Substantial
Name                      Positions With MLAM U.K.   Business, Profession, Vocation or Employment
----                     --------------------------- --------------------------------------------
Terry K. Glenn.......... Director and Chairman           Executive Vice President of FAM and
                                                         MLAM; Executive Vice President and
                                                         Director of Princeton Services;
                                                         President and Director of PFD;
                                                         President of Princeton
                                                         Adminsitrators
Alan J. Albert.......... Senior Managing Director        Vice President of MLAM
Nicholas C.D. Hall...... Director                        Director of Merrill Lynch Europe
                                                         PLC; General Counsel of Merrill
                                                         Lynch International Private Banking
                                                         Group
Donald C. Burke......... Treasurer                       Senior Vice President and Treasurer
                                                         of MLAM and FAM; Director of
                                                         Taxation of MLAM; Senior Vice
                                                         President and Treasurer of Princeton
                                                         Services; Vice President of PFD;
                                                         First Vice President of MLAM from
                                                         1997 to 1999; Vice President of MLAM
                                                         from 1990 to 1997
Carol Ann Langham....... Company Secretary               None
Debra Anne Searle....... Assistant Company Secretary     None

Item 27. Principal Underwriters.

  (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

  (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                               Position(s) and       Position(s) and Office(s)
Name                          Office(s) with PFD          with Registrant
----                        ---------------------- ----------------------------
Terry K. Glenn............. President and Director President and Director
Michael G. Clark........... Treasurer and Director None
Thomas J. Verage........... Director               None
Robert W. Crook............ Senior Vice President  None
Michael J. Brady........... Vice President         None
William M. Breen........... Vice President         None
Donald C. Burke............ Vice President         Vice President and Treasurer
James T. Fatseas........... Vice President         None
Debra W. Landsman-Yaros.... Vice President         None
Michelle T. Lau............ Vice President         None
Salvatore Venezia.......... Vice President         None
William Wasel.............. Vice President         None
Robert Harris.............. Secretary              None

  (c) Not applicable.

Item 28. Location of Accounts and Records.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services.

  Other than as set forth under the caption "Management of the Fund--Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 19th day of October, 1999.

                                         Merrill Lynch Basic Value Fund, Inc.
                                                      (Registrant)

                                                 /s/ Donald C. Burke
                                         By: __________________________________

                                                   Donald C. Burke

                                             Vice President and Treasurer

  Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

         /s/ Terry K. Glenn*           President and Director
______________________________________  (Principal Executive
           (Terry K. Glenn)             Officer)

         /s/ Donald C. Burke*          Vice President and
______________________________________  Treasurer (Principal
          (Donald C. Burke)             Financial and Accounting
                                        Officer)

          /s/ Donald Cecil*            Director
______________________________________
            (Donald Cecil)

         /s/ M. Colyer Crum*           Director
______________________________________
           (M. Colyer Crum)

         /s/ Edward H. Meyer*          Director
______________________________________
          (Edward H. Meyer)

       /s/ Jack B. Sunderland*         Director
______________________________________
         (Jack B. Sunderland)

       /s/ J. Thomas Touchton*         Director
______________________________________
         (J. Thomas Touchton)

          /s/ Fred G. Weiss*           Director
______________________________________
           (Fred G. Weiss)

          /s/ Arthur Zeikel*           Director
______________________________________
           (Arthur Zeikel)

*By:
         /s/ Donald C. Burke                                       October 19, 1999
______________________________________
 (Donald C. Burke, Attorney-in-Fact)

                            POWER OF ATTORNEY

  The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Basic Value Fund, Inc.; Merrill Lynch Capital Fund, Inc.; Merrill Lynch Global Resources Trust; Merrill Lynch Global Growth Fund, Inc.; Merrill Lynch Special Value Fund, Inc.; Merrill Lynch Ready Assets Trust; Merrill Lynch U.S.A. Government Reserves; Merrill Lynch U.S. Treasury Money Fund; MuniVest Florida Fund; MuniVest Michigan Insured Fund, Inc.; MuniVest New Jersey Fund, Inc.; MuniYield Florida Insured Fund; MuniYield Pennsylvania Fund; MuniYield New Jersey Insured Fund, Inc.; MuniYield Michigan Insured Fund, Inc.

Dated: April 25, 1999



                                                    /s/ Donald C. Burke
          /s/ Terry K. Glenn             ______________________________________
_____________________________________
                                                      Donald C. Burke
            Terry K. Glenn                  (VicePresident/Treasurer/Principal
     (President/Director/Trustee)            Financial and Accounting Officer)


           /s/ Donald Cecil                         /s/ M. Colyer Crum
                                         ______________________________________
_____________________________________
             Donald Cecil                             M. Colyer Crum
          (Director/Trustee)                        (Director/Trustee)


         /s/ Edward H. Meyer                      /s/ Jack B. Sunderland
                                         ______________________________________
_____________________________________
           Edward H. Meyer                          Jack B. Sunderland
          (Director/Trustee)                        (Director/Trustee)


        /s/ J. Thomas Touchton                       /s/ Arthur Zeikel
                                         ______________________________________
_____________________________________
          J. Thomas Touchton                           Arthur Zeikel
          (Director/Trustee)                        (Director/Trustee)

          /s/ Fred G. Weiss
_____________________________________
            Fred G. Weiss
          (Director/Trustee)

                                 EXHIBIT INDEX

 Exhibit
 Number                              Description
 -------                             -----------
   1(c)  Articles Supplementary, dated October 3, 1998, to the Articles of
         Incorporation of the Registrant.
    (d)  Articles Supplementary, dated November 15, 1991, to the Articles of
         Incorporation of the Registrant.
   9     Opinion and Consent of Brown & Wood LLP; counsel to the Registrant.
  10     Consent of Deloitte & Touche LLP, independent auditors for the
         Registrant.